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                                                                    EXHIBIT 10.2

                                  GECS/CAN.22.1

                                17 September 1999

                       Supplemental investment agreement

                       between

                       Inveresk Research Group Limited

                       Walter Nimmo and others

                       and

                       Candover Investments PLC and others
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THIS AGREEMENT IS MADE ON 17 SEPTEMBER 1999

between

(1) INVERESK RESEARCH GROUP LIMITED (registered number 198206) having its registered office at Elphinstone Research Centre, Tranent, Edinburgh EH33 2NE ("Newco");

(2) THE PERSONS whose names are set out in Schedule 1 (together the "Directors" and each a "Director"); and

(3) THE PERSONS whose names and addresses are set out in Schedule 2 (together the "Investors" and each an "Investor")

WHEREAS

(A) Pursuant to an investment agreement dated 4 September 1999 (the "Investment Agreement") the Directors and the Investors agreed to invest in Newco for the purposes of and subject to the terms and conditions of the Investment Agreement.

(B) The parties have agreed to enter into this Agreement which is supplementary to the Investment Agreement.

IT IS HEREBY AGREED as follows:

1.          Interpretation

1.1 Unless the context otherwise requires, expressions defined in the Investment Agreement shall have the same meaning in this Agreement.

1.2 Reference to "Recitals", "Clauses" and "Schedules" and to sub-divisions thereof are to recitals and clauses of and the schedules to this Agreement and sub-divisions thereof. The Schedules shall form part of this Agreement.

1.3 The headings in this Agreement are for convenience only and shall not affect its construction or interpretation.

1.4         Unless the context otherwise requires:

1.4.1       words denoting the singular shall include the plural and vice versa;

1.4.2       words denoting a gender shall include all genders; and

1.4.3 references to persons shall include natural persons, bodies corporate, unincorporated associations, partnerships, joint ventures, trusts or other entities or organisations of any kind, including (without limitation) government entities (or political subdivisions or agencies or instrumentalities thereof).
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                                        2

2.       Investor protection

2.1 Newco hereby agrees with and undertakes to the Investors that it shall, so far as within its power, not permit any act or omission to occur between the execution of this Agreement and Completion which would require the consent of the Investors under the Agreement or the consent of holders of A Ordinary Shares under the Articles if the Articles had been adopted at the date of this Agreement.

2.2 Each of Messrs Nimmo and Leslie hereby agrees with and undertakes to the Investors that he shall, so far as within his power, not permit any act or omission to occur between the execution of this Agreement and Completion which would require the consent of the Investors under the Agreement or the consent of holders of A Ordinary Shares under the Articles if the Articles had been adopted at the date of this Agreement without first consulting the Investors provided that no consent of the Investors or the holders of A Ordinary Shares shall be required in connection with any such act or omission.

3.       Amendment of Investment Agreement

         The Investment Agreement shall be amended:

3.1 by the addition to Schedule 3 of the Agreement of the following as a new paragraph 9:

         "9. There having been no breach of clause 2 of the supplemental subscription agreement dated 17 September 1999 between the parties thereto." and

3.2 by the addition to Schedule 4 of the Agreement of the following additional warranties:

         "7. So far as the Warrantors are aware, since execution of the supplemental subscription agreement dated 17 September 1999 between the parties thereto:

         7.1 Newco has not undertaken any trading and has not incurred any new liabilities of any nature whatsoever whether actual or contingent;

         7.2 Newco has not become engaged in and is not about to initiate any litigation or arbitration and, so far as the Directors are aware, no such litigation or arbitration is pending or threatened against Newco;

         7.3 Newco has not taken any corporate action nor have any steps been taken or legal proceedings been started or threatened against it for winding up, dissolution or reorganisation or for the appointment of a receiver or administrative receiver or any administrator, trustee or similar officer of it or of any of its assets or revenues;

         7.4 No mortgages, charges, liens, encumbrances or other security interests (save for liens and retentions of title arising automatically by operation of law or in the ordinary and usual course of business) subsist over the undertaking or assets of Newco;
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                                        3

         7.5 None of the directors of Newco has been given any service contract with Newco or any member of the Group other than the Directors' Service Contracts;

         7.6 No options have been granted or agreements entered into which call for the issue of or accord to any person the right to call for the issue of any shares in the capital of Newco; and

         7.7 Newco has not had (and will not following completion of the transactions envisaged in this Agreement have) any interest in the shares of any company other than the Targets."

3.3 by the addition to Schedule 4 at the end of the paragraph commencing with the words "The Warranties in this Schedule 4" the following:

         "... and the Warranties contained in paragraph 7 shall be deemed to be given by each of Stewart Leslie and Walter Nimmo only."

4.       Fees and expenses

         All legal and accountancy fees (plus any expenses and VAT) of the Investors in relation to this Agreement shall be for the account of Newco and shall be payable on the date of completion of the Investment Agreement.

5.       Counterparts

         This Agreement may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when executed and delivered shall constitute an original, but all of which shall together constitute one and the same instrument.

6.       Applicable Law

         This Agreement shall be governed by and construed in accordance with English law and all the parties hereto irrevocably submit to the non-exclusive jurisdiction of the High Court in London as regards any claim, dispute or matter arising out of or relating to this Agreement or any of the documents to be executed pursuant to it.

AS WITNESS WHEREOF this Agreement has been executed on the date first above written.
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                                       4


                                   Schedule 1

                                  The Directors

Walter Nimmo

Ian Sword

Stewart Leslie
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                                       5


                                   Schedule 2

                                  The Investors

Name & Address

Candover Investments PLC
20 Old Bailey
London EC4M 7LN

Candover Trustees Limited
20 Old Bailey
London EC4M 7LN

Candover 1997 UK Limited
Partnership, 20 Old Bailey,
London EC4M 7LN acting by
their general partner
Candover Partners Limited

Candover 1997 UK No 2 Limited
Partnership, 20 Old Bailey,
London EC4M 7LN acting by
their general partner Candover
Partners Limited

Candover 1997 US No 1 Limited
Partnership, 20 Old Bailey,
London EC4M 7LN acting by
their general partner Candover
Partners Limited

Candover 1997 US No 2 Limited
Partnership, 20 Old Bailey,
London EC4M 7LN acting by
their general partner Candover
Partners Limited

Candover 1997 US No 3 Limited
Partnership)20 Old Bailey, London
EC4M 7LN acting by their general
partner Candover Partners Limited
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Signed as a deed for and on behalf of                )  /s/ Marek Gumienny
Inveresk Research Group Limited                      )  ........................
acting by Marek Gumienny, director,                  )  Director
in the presence of this witness:                     )

            /s/ Susan Coughlan
Witness     .......................................
            Susan Coughlan
Full Name   .......................................
            Maclays
Address     .......................................
            10 Foster Lane
            .......................................
            London EC2V6HR
            .......................................

Signed as a deed for and on behalf of                )  /s/ Marek Gumienny
Candover Investments PLC                             )  ........................
acting by Marek Gumienny, director,                  )  Director
in the presence of this witness:                     )

            /s/ Susan Coughlan
Witness     .......................................

Witness     .......................................

Full Name   .......................................
            Maclays
Address     .......................................
            10 Foster Lane
            .......................................
            London EC2V6HR
            .......................................

Signed as a deed for and on behalf of                )  /s/ Marek Gumienny
Candover Trustees Limited                            )  ........................
acting by Marek Gumienny as their attorney           )  Attorney
in the presence of this witness:                     )

            /s/ Susan Coughlan
Witness     .......................................

Full Name   .......................................
            Maclays
Address     .......................................
            10 Foster Lane
            .......................................
            London EC2V6HR
            .......................................
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                                       7


Signed as a deed for and on behalf of                )  /s/ Marek Gumienny
Candover 1997 UK Limited Partnership                 )  ........................
acting by Marek Gumienny as their attorney           )  Attorney
in the presence of this witness:                     )

            /s/ Susan Coughlan
Witness     .......................................
            Susan Coughlan
Full Name   .......................................
            Maclays
Address     .......................................
            10 Foster Lane
            .......................................
            London ECZ V 6HR
            .......................................

Signed as a deed for and on behalf of                )  /s/ Marek Gumienny
Candover 1997 UK No 2 Limited Partnership            )  ........................
acting by Marek Gumienny as their attorney           )  Attorney
in the presence of this witness:                     )

            /s/ Susan Coughlan
Witness     .......................................
            Susan Coughlan
Full Name   .......................................
            Maclays
Address     .......................................
            10 Foster Lane
            .......................................
            London ECZ V 6HR
            .......................................

Signed as a deed for and on behalf of                )  /s/ Marek Gumienny
Candover 1997 US No 1 Limited Partnership            )  ........................
acting by Marek Gumienny as their attorney           )  Attorney
in the presence of this witness:                     )

            /s/ Susan Coughlan
Witness     .......................................
            Susan Coughlan
Full Name   .......................................
            Maclays
Address     .......................................
            10 Foster Lane
            .......................................
            London ECZ V 6HR
            .......................................
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                                       8


Signed as a deed for and on behalf of                )   /s/ Marek Gumienny
Candover 1997 US No 2 Limited Partnership            )  ........................
acting by Marek Gumienny as their attorney           )  Attorney
in the presence of this witness:                     )

             /s/ Susan Coughlan
Witness     .......................................
              Susan Coughlan
Full Name   .......................................
              Maclays
Address     .......................................
              10 Foster Lane
            .......................................
              London ECZ V6HR
            .......................................

Signed as a deed for and on behalf of                )   /s/ Marek Gumienny
Candover 1997 US No 3 Limited Partnership            )  ........................
acting by Marek Gumienny as their attorney           )  Attorney
in the presence of this witness:                     )

             /s/ Susan Coughlan
Witness     .......................................
              Susan Coughlan
Full Name   .......................................
              Maclays
Address     .......................................
              10 Foster Lane
            .......................................
              London ECZ V6HR
            .......................................
                                                         /s/ Walter Nimmo
Signed as a deed by Walter Nimmo                     )  ........................
in the presence of this witness:                     )  Walter Nimmo

             /s/ Catherine Mary Christie
Witness     .......................................

Full Name   .......................................

Address     .......................................

            .......................................

            .......................................


                                                        /s/ Ian Sword
Signed as a deed by Ian Sword                        )  ........................
in the presence of this witness:                     )  Ian Sword

            /s/ Margaret Hay
Witness     .......................................
            Margaret Hay
Full Name   .......................................

Address     .......................................

            .......................................

            .......................................

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
Contents                                                                    Page
--------                                                                    ----
1.          Interpretation                                                     1

2.          Investor protection                                                2

3.          Amendment of Investment Agreement                                  2

4.          Fees and expenses                                                  2

5.          Counterparts                                                       2

6.          Applicable law                                                     2

Schedules

Schedule 1  The Directors

Schedule 2  The Investors